SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                  Form 8-K

                               CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

            Date of Report (Date of earliest event reported) June 15, 2006



                       KENNETH COLE PRODUCTIONS, INC.
         (Exact name of registrant as specified in its charter)

                             Commission File Number 1-13082


        New York                                        13-3131650
(State or other jurisdiction of				I.R.S. Employer
incorporation or organization)                        Identification Number)

                    603 West 50th Street, New York, NY 10019
                    (Address of principal executive offices)

          Registrant's telephone number, including area code (212) 265-1500


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 15, 2006, Kenneth Cole Productions, Inc. finalized the purchase of its worldwide corporate headquarters building, located at 603 West 50th Street, New York, New York, for a purchase price of $24 million.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, there unto duly authorized.


                                    Kenneth Cole Productions, Inc.
                                    Registrant


Dated June 19, 2006                 By:     /s/ DAVID P. EDELMAN
                                    Name: David P. Edelman
                                    Title:   Chief Financial Officer



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